UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 25, 2010

Date of Earliest Event Reported: February 25, 2010

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2010, we issued an earnings release announcing our fourth quarter and full year 2009 financial results, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is furnished, includes statistical information relative to our quarterly performance. Management will review the company’s performance during a webcast and conference call to be held today, February 25, at 11:00 a.m. Eastern. To link to the webcast, go to our Web site at www.BoiseInc.com and click on the link to the webcast under Webcasts & Presentations on the Investors drop-down menu. To join the conference call, dial 866-841-1001. International callers should dial 832-445-1689.

We have reconciled the non-GAAP financial measures to our reported financial performance in the financial notes that accompany our earnings release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Boise Inc. Earnings Release dated February 25, 2010

Exhibit 99.2	Boise Inc. Quarterly Statistical Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

By	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Corporate Secretary

Date: February 25, 2010